Evergreen Select Strategic Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Schedule of Investments
September 30, 2001


                                                                                                           Select Strategic Growth
                                                      Select Strategic Growth Fund   Secular Growth Fund       Fund Pro Forma
===================================================================================================================================
                                                                                                                         Combined
                                                                                                            Combined      Market
                                                         Shares    Market Value     Shares   Market Value    Shares       Value
===================================================================================================================================
COMMON STOCKS-96.3%
CONSUMER DISCRETIONARY-14.5%
Auto Components-0.3%
     Magna International, Inc., Class A                  57,525    $ 3,034,444                                57,525   $ 3,034,444
                                                                   -----------                                         -----------

Hotels, Restaurants & Leisure-1.5%
     Brinker International, Inc. *@                                                 309,900  $ 7,319,838     309,900     7,319,838
     Darden Restaurants, Inc.                            45,655      1,198,444                                45,655     1,198,444
     Starbucks Corp. *@                                                             450,000    6,723,000     450,000     6,723,000
                                                                   -----------               -----------               -----------
                                                                     1,198,444                14,042,838                15,241,282

Media-5.7%
     AOL Time Warner, Inc. *                            534,562     17,694,002      272,000    9,003,200     806,562    26,697,202
     Clear Channel Communications, Inc. *                                           102,000    4,054,500     102,000     4,054,500
     Comcast Cable Communications Corp., Class A *@                                 306,533   10,995,339     306,533    10,995,339
     Cox Communications, Inc., Class A *@                                           210,000    8,767,500     210,000     8,767,500
     Viacom, Inc.,  Class B *                                                       128,400    4,429,800     128,400     4,429,800
                                                                   -----------               -----------               -----------
                                                                    17,694,002                37,250,339                54,944,341

Multi-line Retail-3.6%
     BJ's Wholesale Club, Inc. *                        168,100      8,003,241                               168,100     8,003,241
     Kohl's Corp. *                                                                  35,000    1,680,000      35,000     1,680,000
     Target Corp.                                                                   204,700    6,499,225     204,700     6,499,225
     Wal-Mart Stores, Inc.                              293,925     14,549,287       75,000    3,712,500     368,925    18,261,787
                                                                   -----------               -----------               -----------
                                                                    22,552,528                11,891,725                34,444,253

Specialty Retail-3.4%
     Home Depot, Inc.                                   304,525     11,684,624      125,000    4,796,250     429,525    16,480,874
     Lowe's Companies, Inc.                             107,675      3,407,914      186,749    5,910,606     294,424     9,318,520
     Office Depot, Inc. *                               294,850      4,009,960                               294,850     4,009,960
     Venator Group, Inc. *                              207,395      3,162,774                               207,395     3,162,774
                                                                   -----------               -----------               -----------
                                                                    22,265,272                10,706,856                32,972,128

CONSUMER STAPLES-9.3%
Beverages-2.5 %
     Anheuser-Busch Companies, Inc.                                                 173,000    7,245,240     173,000     7,245,240
     PepsiCo., Inc.                                     134,135      6,505,547      219,000   10,621,500     353,135    17,127,047
                                                                   -----------               -----------               -----------
                                                                     6,505,547                17,866,740                24,372,287

Food & Drug Retailing-0.7%
     Safeway, Inc. *                                                                180,000    7,149,600     180,000     7,149,600
                                                                   -----------               -----------               -----------

Food Products-1.4%
     General Mills, Inc.                                 69,125      3,145,188                                69,125     3,145,188
     Hershey Foods Corp.                                                            163,874   10,712,443     163,874    10,712,443
                                                                   -----------               -----------               -----------
                                                                     3,145,188                10,712,443                13,857,631

Household Products-0.3%
     Procter & Gamble Co.                                43,625      3,175,464                                43,625     3,175,464
                                                                   -----------                                         -----------

Personal Products-1.2%
     Colgate-Palmolive Co.                               55,700      3,244,525      150,854    8,787,246     206,554    12,031,771
                                                                   -----------               -----------               -----------

                                                                                                           Select Strategic Growth
                                                      Select Strategic Growth Fund   Secular Growth Fund       Fund Pro Forma
===================================================================================================================================
                                                                                                                         Combined
                                                                                                             Combined     Market
                                                        Shares     Market Value     Shares    Market Value    Shares      Value
===================================================================================================================================
Tobacco-3.2%
     Philip Morris Companies, Inc.                     633,025     $ 30,568,777                               633,025  $ 30,568,777
                                                                   ------------                                        ------------

ENERGY-1.2%
Oil & Gas-1.2%
     Anadarko Petroleum Corp.                                                        37,500   $ 1,803,000      37,500     1,803,000
     Chevron Corp.                                      71,525        6,061,744                                71,525     6,061,744
     Exxon Mobil Corp.                                  86,725        3,416,965                                86,725     3,416,965
                                                                   ------------               -----------              ------------
                                                                      9,478,709                 1,803,000                11,281,709
FINANCIALS-11.1%
Banks-3.9%
     Bank of America Corp.                             170,725        9,970,340                               170,725     9,970,340
     Bank of New York Co., Inc.                                                     213,000     7,455,000     213,000     7,455,000
     First Tennessee National Corp.                     54,010        1,998,370                                54,010     1,998,370
     Northern Trust Corp.                                                           150,000     7,872,000     150,000     7,872,000
     SouthTrust Corp.                                  265,850        6,771,199                               265,850     6,771,199
     Zions Bancorp                                      76,600        4,110,356                                76,600     4,110,356
                                                                   ------------               -----------              ------------
                                                                     22,850,265                15,327,000                38,177,265

Diversified Financials-3.2%
     American Express Co.                                                            80,000     2,324,800      80,000     2,324,800
     Brentwood Associates VI                                                      1,000,000       214,740   1,000,000       214,740
     Citigroup, Inc.                                    76,850        3,112,425     100,000     4,050,000     176,850     7,162,425
     Fannie Mae                                                                     125,000    10,007,500     125,000    10,007,500
     Freddie Mac                                        74,425        4,837,625                                74,425     4,837,625
     Goldman Sachs Group, Inc.@                                                      42,000     2,996,700      42,000     2,996,700
     Morgan Stanley Dean Witter & Co.                                                83,233     3,857,849      83,233     3,857,849
                                                                   ------------               -----------              ------------
                                                                      7,950,050                23,451,589                31,401,639

Insurance-4.0%
     American International Group, Inc.                402,112       31,364,736      95,000     7,410,000     497,112    38,774,736
                                                                   ------------               -----------              ------------

Real Estate-0.0%
     Franklin Capital Associates, LP                                                500,000        28,875     500,000        28,875
                                                                                              -----------              ------------

HEALTH CARE-25.4 %
Biotechnology-1.1%
     Amgen, Inc. *                                                                  180,000    10,578,600     180,000    10,578,600
                                                                                              -----------              ------------

Health Care Equipment & Supplies-4.6%
     Baxter International, Inc.                        142,050        7,819,853                               142,050     7,819,853
     Medtronic, Inc.                                   418,275       18,194,962     235,000    10,222,500     653,275    28,417,462
     Stryker Corp.                                     153,125        8,100,312                               153,125     8,100,312
                                                                   ------------               -----------              ------------
                                                                     34,115,127                10,222,500                44,337,627

Health Care Providers & Services-6.5%
     Cardinal Health, Inc.                                                           62,000     4,584,900      62,000     4,584,900
     Caremark Rx, Inc. *@                              447,595        7,465,885                               447,595     7,465,885
     Express Scripts, Inc., Class A *@                 192,050       10,658,775                               192,050    10,658,775
     First Health Group Corp. *                        122,322        3,593,820                               122,322     3,593,820
     HCA-The Healthcare Corp.                           38,850        1,721,444                                38,850     1,721,444
     Laboratory Corporation American Holdings Co. *     93,950        7,595,857                                93,950     7,595,857
     Quest Diagnostics, Inc. *                         141,725        8,744,432                               141,725     8,744,432
     UnitedHealth Group, Inc.                          113,275        7,532,788                               113,275     7,532,788
     Wellpoint Health Networks, Inc., Class A *        100,825       11,005,049                               100,825    11,005,049
                                                                   ------------               -----------              ------------
                                                                     58,318,050                 4,584,900                62,902,950

Pharmaceuticals-13.2 %

                                                                                                           Select Strategic Growth
                                                      Select Strategic Growth Fund   Secular Growth Fund       Fund Pro Forma
===================================================================================================================================
                                                                                                                         Combined
                                                                                                            Combined      Market
                                                          Shares    Market Value   Shares   Market Value     Shares       Value
===================================================================================================================================
     Abbott Laboratories                                                           175,000   $ 9,073,750      175,000  $  9,073,750
     American Home Products Corp.                         407,375   $ 23,729,594                              407,375    23,729,594
     Eli Lilly & Co.                                                                63,000     5,084,100       63,000     5,084,100
     Johnson & Johnson Co.                                                         244,000    13,517,600      244,000    13,517,600
     Merck & Co., Inc.                                    106,725      7,107,885   146,000     9,723,600      252,725    16,831,485
     Millennium Pharmaceuticals, Inc. *                                             82,000     1,456,320       82,000     1,456,320
     Pfizer, Inc.                                       1,038,068     41,626,527   111,917     4,487,872    1,149,985    46,114,399
     Pharmacia Corp.                                      304,075     12,333,282                              304,075    12,333,282
                                                                    ------------             -----------               ------------
                                                                      84,797,288              43,343,242                128,140,530

INDUSTRIALS-10.3%
Aerospace & Defense-1.8%
     Lockheed Martin Corp.                                400,475     17,520,781                              400,475    17,520,781
                                                                    ------------                                       ------------

Commercial Services & Supplies 1.7%
     Cendant Corp. *                                      671,325      8,592,960                              671,325     8,592,960
     First Data Corp.                                                              130,000     7,573,800      130,000     7,573,800
                                                                    ------------             -----------               ------------
                                                                       8,592,960               7,573,800                 16,166,760

Industrial Conglomerates-5.7%
     General Electric Co.                               1,239,185     46,097,682   240,000     8,928,000    1,479,185    55,025,682
                                                                    ------------             -----------               ------------

Road & Rail-1.1%
     Canadian National Railway Co.@                        27,185      1,034,389                               27,185     1,034,389
     CSX Corp.                                            135,525      4,269,038                              135,525     4,269,038
     Norfolk Southern Corp.                               361,465      5,826,816                              361,465     5,826,816
                                                                    ------------                                       ------------
                                                                      11,130,243                                         11,130,243

INFORMATION TECHNOLOGY-18.4%
Communications Equipment-3.0%
     Brocade Communications Systems, Inc. *@                                        65,125       913,704       65,125       913,704
     CIENA Corp. *                                                                  37,667       387,593       37,667       387,593
     Cisco Systems, Inc. *                              1,167,836     14,224,242   128,199     1,561,464    1,296,035    15,785,706
     Corning, Inc.@                                                                127,813     1,127,311      127,813     1,127,311
     Juniper Networks, Inc. *@                                                      37,283       361,645       37,283       361,645
     MCDATA Corp. *@                                      325,040      2,746,588                              325,040     2,746,588
     Nokia Corp., ADR                                                              202,500     3,169,125      202,500     3,169,125
     Research In Motion, Ltd. *@                                                   215,200     3,460,416      215,200     3,460,416
     RF Micro Devices, Inc. *@                                                      37,000       614,200       37,000       614,200
                                                                    ------------             -----------               ------------
                                                                      16,970,830              11,595,458                 28,566,288

Computers & Peripherals-4.1%
     Censtor Corp. *                                                                 3,094             0        3,094             0
     Dell Computer Corp. *                                 70,845      1,312,758                               70,845     1,312,758
     EMC Corp. *                                          508,805      5,978,459     9,400       110,450      518,205     6,088,909
     International Business Machines Corp.                162,325     14,982,597   115,100    10,623,730      277,425    25,606,327
     Sun Microsystems, Inc. *                             744,050      6,153,294    15,922       131,675      759,972     6,284,969
                                                                    ------------             -----------               ------------
                                                                      28,427,108              10,865,855                 39,292,963

Internet Software & Services-0.7%
     Check Point Software Technologies, Ltd. *@                                    160,000     3,523,200      160,000     3,523,200
     VeriSign, Inc. *@                                                              85,599     3,586,598       85,599     3,586,598
                                                                                             -----------               ------------
                                                                                               7,109,798                  7,109,798

Semiconductor Equipment & Products-4.6%
     Analog Devices, Inc. *                               158,800      5,192,760                              158,800     5,192,760
     Applied Materials, Inc. *                            100,000      2,844,000                              100,000     2,844,000
     Integrated Device Technology, Inc. *                 232,341      4,674,701                              232,341     4,674,701
     Intel Corp.                                        1,219,550     24,927,602                            1,219,550    24,927,602

                                                                                                          Select Strategic Growth
                                                  Select Strategic Growth Fund    Secular Growth Fund         Fund Pro Forma
===================================================================================================================================
                                                                                                                        Combined
                                                                                                          Combined       Market
                                                      Shares    Market Value     Shares   Market Value     Shares        Value
===================================================================================================================================
     Linear Technology Corp.                           202,150  $  6,630,520                                202,150  $    6,630,520
                                                                ------------                                         --------------
                                                                  44,269,583                                             44,269,583

Software-6.0%
     Computer Associates International, Inc.           280,675     7,224,575                                280,675       7,224,575
     Microsoft Corp. *                                 691,055    35,361,284     190,000  $  9,722,300      881,055      45,083,584
     Veritas Software Corp. *                          232,575     4,288,683      63,000     1,161,720      295,575       5,450,403
                                                                ------------              ------------               --------------
                                                                  46,874,542                10,884,020                   57,758,562

MATERIALS-4.0%
Containers & Packaging-0.3%
     Temple-Inland, Inc.                                60,380     2,867,446                                 60,380       2,867,446
                                                                ------------                                         --------------

Paper & Forest Products-3.7%
     Bowater, Inc.                                     178,350     7,850,967                                178,350       7,850,967
     International Paper Co.                           417,100    14,515,080                                417,100      14,515,080
     Weyerhaeuser Co.                                  273,200    13,307,572                                273,200      13,307,572
                                                                ------------                                         --------------
                                                                  35,673,619                                             35,673,619

TELECOMMUNICATION SERVICES-0.0%
Diversified Telecommunication Services-0.0%
     Metromedia Fiber Network, Inc., Class A *@                                  487,000       165,580      487,000         165,580
                                                                                          ------------               --------------

UTILITIES-2.1%
Electric Utilities-0.6%
     Calpine Corp. *@                                                            245,000     5,588,450      245,000       5,588,450
                                                                                          ------------               --------------

Gas Utilities-1.5%
     El Paso Corp. @                                                             191,000     7,936,050      191,000       7,936,050
     Enron Corp.                                                                 226,375     6,164,191      226,375       6,164,191
                                                                                          ------------               --------------
                                                                                            14,100,241                   14,100,241

                                                                ------------              ------------               --------------
     Total Common Stocks                                         620,683,210               311,968,695                  932,651,905
                                                                ------------              ------------               --------------

PREFERRED STOCKS-0.0%
INFORMATION TECHNOLOGY-0.0%
Computers & Peripherals-0.0%
     Censtor Corp.                                                                 1,185             0        1,185               0
                                                                                          ------------               --------------

SHORT-TERM INVESTMENTS-9.0%
MUTUAL FUND SHARES-9.0%
     Evergreen Institutional Money Market Fund +    20,032,845    20,032,845  17,265,000    17,265,000   37,297,845      37,297,845
     Navigator Prime Portfolio @@                   18,262,210    18,262,210  31,108,309    31,108,309   49,370,519      49,370,519
                                                                ------------              ------------               --------------
     Total Short-Term Investments                                 38,295,055                48,373,309                   86,668,364
                                                                ------------              ------------               --------------
-----------------------------------------------------------------------------------------------------------------------------------
     Total Investments (cost $711,621,105,
     $446,098,234, and
     $1,157,719,339, respectively) - 105.3%                      658,978,265               360,342,004                1,019,320,269
                                                                                                                        (51,065,050)
     Other Assets and Liabilities - (5.3%)                       (18,332,545)              (32,732,505)
                                                                ------------              ------------               --------------
     Net Assets - 100.0%                                        $640,645,720              $327,609,499               $  968,255,219
                                                                ============              ============               ==============

      No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.

*     Non-income producing security.

@     All or a portion of this security is on loan.

@@    Represents investment of cash collateral received for securities on loan.

+ The advisor of the Funds and the advisor of the money market fund are each a subsidiary of Wachovia Corp.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Select Strategic Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Assets and Liabilities
September 30, 2001


                                                                               Select Strategic    Secular Growth
                                                                                 Growth Fund            Fund        Adjustments
--------------------------------------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                                    $711,621,105       $446,098,234
Net unrealized losses on securities                                               (52,642,840)       (85,756,230)
--------------------------------------------------------------------------------------------------------------------------------
Market value of securities                                                        658,978,265        360,342,004
Receivables for securities sold                                                     9,992,568          2,607,451
Receivable for Fund shares sold                                                     2,427,412            620,195
Dividends and interest receivable                                                     758,656            211,378
Receivable from investment advisor                                                     16,011             19,118
Prepaid expenses and other assets                                                     214,770             10,952
--------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                 672,387,682        363,811,098
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                                 321,838            304,340
Payable for securities purchased                                                   12,141,550          4,095,078
Payable for Fund shares redeemed                                                      982,186            623,259
Payable for securities on loan                                                     18,262,210         31,108,309
Distribution Plan expenses payable                                                        310                 34
Due to other related parties                                                            5,159              2,629
Accrued expenses and other liabilities                                                 28,709             67,950
--------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                             31,741,962         36,201,599

Net assets                                                                       $640,645,720       $327,609,499
================================================================================================================================

Net assets represented by
Paid-in capital                                                                  $912,230,775       $713,515,537
Undistributed (overdistributed) net investment income (loss)                          (59,002)            35,537
Accumulated net realized losses on securities                                    (218,883,180)      (300,185,345)
Net unrealized losses on securities and foreign currency related transactions     (52,642,873)       (85,756,230)
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                       $640,645,720       $327,609,499
================================================================================================================================

Class A Shares
Net Assets                                                                            $21,206
Shares of Beneficial Interest Outstanding                                                 927
Net Asset Value                                                                        $22.88
Maximum Offering Price (based on sales charge of 5.75%, 5.75% and 5.75%,
respectively)                                                                          $24.28

Class B Shares
Net Assets                                                                            $55,750
Shares of Beneficial Interest Outstanding                                               2,442
Net Asset Value                                                                        $22.83

Class C Shares
Net Assets                                                                            $45,149
Shares of Beneficial Interest Outstanding                                               1,977
Net Asset Value                                                                        $22.84


Class I Shares
Net Assets                                                                       $625,441,970       $325,915,764
Shares of Beneficial Interest Outstanding                                          27,321,010          7,142,251  7,094,669 a
Net Asset Value                                                                        $22.89             $45.63

Class IS Shares
Net Assets                                                                        $15,081,645         $1,693,735
Shares of Beneficial Interest Outstanding                                             664,235             37,383     37,213 a
Net Asset Value                                                                        $22.71             $45.31

                                                                                  Select Strategic
                                                                                Growth Fund Pro Forma
-----------------------------------------------------------------------------------------------------
Assets
Identified cost of securities                                                       $1,157,719,339
Net unrealized losses on securities                                                   (138,399,070)
---------------------------------------------------------------------------------------------------
Market value of securities                                                           1,019,320,269
Receivables for securities sold                                                         12,600,019
Receivable for Fund shares sold                                                          3,047,607
Dividends and interest receivable                                                          970,034
Receivable from investment advisor                                                          35,129
Prepaid expenses and other assets                                                          225,722
---------------------------------------------------------------------------------------------------
     Total assets                                                                    1,036,198,780
---------------------------------------------------------------------------------------------------
Liabilities
Distributions payable                                                                      626,178
Payable for securities purchased                                                        16,236,628
Payable for Fund shares redeemed                                                         1,605,445
Payable for securities on loan                                                          49,370,519
Distribution Plan expenses payable                                                             344
Due to other related parties                                                                 7,788
Accrued expenses and other liabilities                                                      96,659
---------------------------------------------------------------------------------------------------
     Total liabilities                                                                  67,943,561

Net assets                                                                            $968,255,219
===================================================================================================

Net assets represented by
Paid-in capital                                                                     $1,625,746,312
Undistributed (overdistributed) net investment income (loss)                               (23,465)
Accumulated net realized losses on securities                                         (519,068,525)
Net unrealized losses on securities and foreign currency related transactions         (138,399,103)
---------------------------------------------------------------------------------------------------
Net assets                                                                            $968,255,219
===================================================================================================

Class A Shares
Net Assets                                                                                 $21,206
Shares of Beneficial Interest Outstanding                                                      927
Net Asset Value                                                                             $22.88
Maximum Offering Price (based on sales charge of 5.75%, 5.75% and 5.75%,
respectively)                                                                               $24.28

Class B Shares
Net Assets                                                                                 $55,750
Shares of Beneficial Interest Outstanding                                                    2,442
Net Asset Value                                                                             $22.83

Class C Shares
Net Assets                                                                                 $45,149
Shares of Beneficial Interest Outstanding                                                    1,977
Net Asset Value                                                                             $22.84

Class I Shares
Net Assets                                                                            $951,357,734
Shares of Beneficial Interest Outstanding                                               41,557,930
Net Asset Value                                                                             $22.89

Class IS Shares
Net Assets                                                                             $16,775,380
Shares of Beneficial Interest Outstanding                                                  738,831
Net Asset Value                                                                             $22.71


      a Reflects the impact of converting shares of target fund into shares of the survivor fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Select Strategic Growth Fund
Pro Forma Combining Financial Statements (unaudited)
Pro Forma Combining Statement of Operations
Year Ended September 30, 2001

                                                                                  Select Strategic              Secular Growth
                                                                                     Growth Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------
Investment Income

Dividends (net of foreign witholding taxes of $0, $971 and $971, respectively)        $5,496,755                   $2,493,356
Interest                                                                               2,488,913                    2,664,707
Securities lending income                                                                170,179                      359,790
------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                               $8,155,847                    5,517,853
------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                          $4,621,230                   $3,376,975
Distribution Plan expenses                                                                49,654                        4,265
Transfer agent fee                                                                        73,387                       38,609
Administrative services fees                                                             745,360                      544,674
Custodian fee                                                                            152,036                      157,805
Printing and postage expenses                                                             18,314                       12,881
Registration and filing fees                                                              14,819                       22,245
Professional fees                                                                         24,610                       20,110
Trustees' fees and expenses                                                               18,959                       11,227
Other                                                                                      8,812                       83,604
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                         5,727,181                    4,272,395
Less: Expense reductions                                                                (54,039)                     (35,218)
      Expense waivers and reimbursements                                               (285,520)                    (377,147)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           5,387,622                    3,860,030
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           2,768,225                    1,657,823

Net realized and unrealized gains or losses on securities
------------------------------------------------------------------------------------------------------------------------------
Net realized losses on securities                                                   (213,634,348)                (300,841,972)
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized losses on securities                                       (254,162,071)                (304,120,282)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses on securities                                    (467,796,419)                (604,962,254)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               ($465,028,194)               ($603,304,431)
==============================================================================================================================

                                                                                                             Select Strategic
                                                                                                              Growth Fund Pro
                                                                                 Adjustments                      Forma
------------------------------------------------------------------------------------------------------------------------------
Investment Income

Dividends (net of foreign witholding taxes of $0, $971 and $971, respectively)                                   $7,990,111
Interest                                                                                                          5,153,620
Securities lending income                                                                                           529,969
------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                          13,673,700
------------------------------------------------------------------------------------------------------------------------------

Expenses
Advisory fee                                                                                                     $7,998,205
Distribution Plan expenses                                                                                           53,919
Transfer agent fee                                                                                                  111,996
Administrative services fees                                                                                      1,290,034
Custodian fee                                                                                                       309,841
Printing and postage expenses                                                                                        31,195
Registration and filing fees                                                       (12,000)  a                       25,064
Professional fees                                                                  (13,948)  a                       30,772
Trustees' fees and expenses                                                                                          30,186
Other                                                                              (83,604)  a                        8,812
------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                    (109,552)                       9,890,024
Less:  Expense reductions                                                                                           (89,257)
            Expense waivers and reimbursements                                      76,553   b                     (586,114)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                       (32,999)                       9,214,653
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                        32,999                       4,459,047

Net realized and unrealized gains or losses on securities
------------------------------------------------------------------------------------------------------------------------------
Net realized losses on securities                                                                              (514,476,320)
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized losses on securities                                                                  (558,282,353)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized losses on securities                                                             (1,072,758,673)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $32,999                  ($1,068,299,626)
==============================================================================================================================


a Reflects a savings resulting from the elimination of duplicate fees of the individual funds.
b     Reflects adjustment for fee waivers necessary for the surviving fund.

             See Notes to Pro Forma Combining Financial Statements.

Evergreen Select Strategic Growth Fund
Notes to Pro Forma Combining Financial Statements (Unaudited)
September 30,2001

1. Basis of Combination - The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Combining Schedule of Investments and the related Pro Forma Combining Statement of Operations ("Pro Forma Statements"), reflect the accounts of Evergreen Select Strategic Growth Fund ("Select Strategic Growth Fund") and Evergreen Secular Growth Fund ("Secular Growth Fund") at September 30, 2001 and for the respective periods then ended.

      The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of Secular Growth Fund. The Reorganization provides for the acquisition of all the assets and the identified liabilities of Secular Growth Fund by Select Strategic Growth Fund, in exchange for Class I and Class IS shares of Select Strategic Growth Fund. Thereafter, there will be a distribution of Class I and Class IS shares of Select Strategic Growth Fund to the Class I and Class IS shareholders of Secular Growth Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of Secular Growth Fund will become the owners of that number of full and fractional Class I and Class IS shares of Select Strategic Growth Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of Secular Growth Fund as of the close of business immediately prior to the date that Secular Growth Fund net assets are exchanged for Class I and Class IS shares of Select Strategic Growth Fund.

      The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the respective periods presented.

      The information contained herein is based on the experience of each Fund for the respective periods then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of Secular Growth Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC, a subsidiary of Wachovia Corporation. It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Select Strategic Growth Fund.

      The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest - The Pro Forma net asset values per share assume the issuance of Class I and Class IS shares of Select Strategic Growth Fund which would have been issued at September 30, 2001 in connection with the proposed Reorganization. Class I and Class IS shareholders of Secular Growth Fund would receive Class I and Class IS shares, respectively, of Select Strategic Growth Fund based on conversion ratios determined on September 30, 2001. The conversion ratios are calculated by dividing the net asset value per share of Class I and Class IS of Secular Growth Fund by the net asset value per share of Class I and Class IS, respectively, of Select Strategic Growth Fund.

3. Pro Forma Operations - The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the two funds and applying those rates to the average net assets of the Select Strategic Growth Fund for the twelve months ended September 30, 2001 and to the average net assets of the Secular Growth Fund for the twelve months ended September 30, 2001. The adjustments reflect those amounts needed to adjust the combined expenses to these rates.